Indebtedness (Tables)	12 Months Ended
Jan. 31, 2014
Debt Disclosure [Abstract]
Schedule of Debt Outstanding

Debt outstanding as of January 31, 2014 and 2013, whose carrying value approximates fair market value, was as follows:

	January 31,	January 31,
(in thousands)	2014	2013
Convertible Notes	$106,782	$—
Credit agreement	—	95,000
Capitalized lease obligations	480	250
Less amounts representing interest	(16)	(13)
Notes payable	7,798	8,788

Total debt	115,044	104,025
Less current maturities of long-term debt	(7,926)	(8,883)

Total long-term debt	$107,118	$95,142

Schedule of Debt Outstanding Maturities

As of January 31, 2014, debt outstanding will mature as follows:

(in thousands)	Notes Payable	Convertible Notes	Capitalized Lease Obligations	Total
2015	$7,798	$—	$128	$7,926
2016	—	—	216	216
2017	—	—	102	102
2018	—	—	10	10
2019	—	106,782	8	106,790

Total	7,798	106,782	464	115,044

Schedule of Quarterly Covenants per Amendment to Credit Agreement

The November 2013 amendment also provided that effective upon the closing of the Permitted Convertible Notes Offering, described below, that the net proceeds from such offering must be applied to repay amounts outstanding under the Credit Agreement. Pursuant to the terms of the November 2013 amendment, on November 12, 2013 (the date the Permitted Convertible Notes Offering was closed) among other things: (i) the commitments under the Credit Agreement were further reduced from $180.0 million to $150.0 million; (ii) the interest rate under the Credit Agreement was reduced to, at Layne’s option, either the LIBOR rate plus 4.0% or the base rate plus 3.0% until the delivery of the financial statements for the fiscal year ended January 31, 2015, at which time the interest rate will vary based on Layne’s leverage; (iii) a minimum Asset Coverage Ratio (generally defined as the ratio of accounts receivable and inventory for Layne and its subsidiaries to outstanding borrowings and letters of credit under the credit agreement) of 2.00 to 1.00 was added to the Credit Agreement; (iv) a covenant was added requiring a Minimum Liquidity (generally defined as the remaining amount available for borrowing under the revolving credit facility plus up to $15.0 million of unrestricted cash) of at least $50.0 million; (v) the amount of Priority Indebtedness, investments, acquisitions and restricted payments permitted under the Credit Agreement was increased (although such amounts are lower than the amounts permitted prior to the November 2013 amendment); and (vi) the financial covenants were amended as follows:

	Quarter Ended
(in thousands except for ratios)	January 31, 2014	April 30, 2014	July 31, 2014	October 31, 2014	Thereafter
Minimum Quarterly EBITDA	$6,750	$11,500	$12,500	$10,500	—
Minimum Ratio of EBITDA to Fixed Charges	—	1.5X	1.5X	1.5X	1.5X
Maximum Funded Debt to EBITDA	—	—	—	—	3.0X
Maximum Capital Expenditures (1)	$9,500	$14,000	$14,000	$14,000	$14,000

(1)	Maximum capital expenditures presented above include a rollover feature that allows for any unused portion of the previous quarter’s capital expenditures to be carried forward and utilized only in the next quarter.

Summary of Carrying Value of Convertible Notes

The following table presents the carrying value of the Convertible Notes as of January 31, 2014 (in thousands):

Carrying amount of the equity conversion component	$11,128

Principal amount of the Convertible Notes	$125,000
Unamortized debt discount (1)	(18,218)

Net carrying amount	$106,782

(1)	As of January 31, 2014, the remaining period over which the unamortized debt discount will be amortized is 57 months using an effective interest rate of 9%.